SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: December 18, 2008
Century Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	0-15752 (Commission File No.)	04-2498617 (IRS Employer Identification No.)

400 Mystic Avenue Medford, MA (Address of principal executive offices)		02155 (Zip Code)
(781) 391-4000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
Ex-99.1 Press Release dated December 18, 2008

Item 8.01          Other Events
On December 18, 2008, the registrant announced, in a press release, it had received preliminary approval from the U.S. Treasury Department to participate in the Treasury’s Capital Purchase Program, a voluntary program available to healthy financial institutions. The Treasury Department intends to invest up to $30 million in Century Bancorp, Inc. in the form of preferred stock and warrants to purchase Class A common stock. A copy of the press release issued by the registrant is herewith attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01          Financial Statements and Exhibits

(d)	Exhibits

99.1 Press Release dated December 18, 2008

SIGNATURES
     Pursuant to the requirement of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY BANCORP, INC.
/s/ William P. Hornby
William P. Hornby
Chief Financial Officer and Treasurer

Dated: December 18, 2008